Exhibit 10.8.1
AMENDMENT
TO
THE FARMINGTON BANK DEFINED BENEFIT
EMPLOYEES’ PENSION PLAN
As Amended and Restated Effective January 1, 2011

WHEREAS, Farmington Bank (the “Employer”) heretofore established a defined benefit pension plan known as The Farmington Bank Defined Benefit Employees’ Pension Plan (the “Plan”); and

WHEREAS, under the terms of the Plan, the Employer has the authority to amend the Plan; and

WHEREAS, the Employer desires to amend the Plan to freeze all future benefit accruals under the Plan effective February 28, 2013; and

NOW, THEREFORE, effective as of February 28, 2013, or, if later, the date which is 45 days following the date that notice required by Section 204(h) of ERISA is provided to affected participants, the Plan is hereby amended to provide as follows:

1.             Section 1.1 of the Plan, the definition of “Accrued Benefit”, is amended by adding the following sentence to the end thereof:

Effective February 28, 2013, benefit accruals under the Plan are frozen, and no additional benefits shall accrue after such date.

2.             Section 5.2, entitled “Minimum Benefit Requirement for Top Heavy Plan”, is amended adding the following sentence to the end of paragraph (e) thereof:

Furthermore, notwithstanding anything in the Plan to the contrary, pursuant to the freezing of benefit accruals under the Plan on February 28, 2013, no additional benefits shall accrue to any Key Employees or former Key Employees after such date.

3.             A new section 12.17, entitled “Interpretation of Agreement when Plan is Frozen” is added at the end of Article 12 to read as follows:

(a)
The Employer established this Plan effective July 1, 1952.  The Employer is freezing the benefits under the Plan as of February 28, 2013, and is directing that the Trust be continued and that distribution of benefits to Participants be made at such time and in such manner as though the Plan had not frozen benefit accruals.

Exhibit 10.8.1

(b)	All provisions of the Plan shall be construed and interpreted in a manner consistent with the freezing of benefit accruals under the Plan as of February 28, 2013.

                 IN WITNESS WHEREOF, this Amendment has been adopted this 20th day of December, 2012.

WITNESS	FARMINGTON BANK

/s/ Gregory A. White	By: /s/ Lee D. Nordstrom

Title: SVP Human Resources

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